UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

Putnam Absolute Return 100 Fund®

Annual report
10 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund®

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	25

Federal tax information	65

About the Trustees	66

Officers	68

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may periodically make it more difficult for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Absolute Return 100 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive returns above inflation while employing strategies that may produce lower volatility over time. Freed from the constraints of a traditional benchmark, the 100 Fund can invest in a wide range of securities.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

D. William Kohli
(industry since 1986)

Michael V. Salm
(industry since 1989)

Kevin F. Murphy
(industry since 1988)

Paul D. Scanlon, CFA®
(industry since 1986)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/13

Treasury bills 0.05%
Putnam Absolute Return 100 Fund® 1.21%
Bonds 2.85%
Stocks 15.92%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 100 Fund

Absolute Return 100 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 100 Fund

Interview with your fund’s portfolio manager

Bill, how would you describe the bond market environment during the 12 months ended October 31, 2013?

Spread sectors — sectors that trade at a yield premium to U.S. Treasuries — posted gains in the final quarter of 2012, as investors stopped focusing on what might go wrong in the global economy and concentrated instead on where the greatest opportunities for returns existed. As we moved into the early months of 2013, credit-sensitive fixed-income securities continued to benefit from a more favorable economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. In May, however, the market environment changed, as concern about higher interest rates weighed on sentiment, leading investors to take profits. A debate that began in May about when the Federal Reserve would begin reducing its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. Investors reacted to this potential shift in Fed monetary policy by selling bonds across all global market sectors, driving rates higher and yield spreads wider.

After spiking in June, interest rates remained elevated until September, due to uncertainty about when the central bank would actually start the process of trimming its

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 100 Fund	5

bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled when President Obama signed a short-term bill on October 17 that raised the U.S. debt ceiling and will fund the federal government through January 15, 2014, which ended a partial government shutdown. Additionally, after strengthening through the middle of the period on market expectations for the beginning of Fed tapering, the U.S. dollar significantly weakened through period-end following the Fed’s announcement.

The fund outpaced Treasury bills by more than one-and-a-half percentage points at net asset value during the past 12 months. What factors fueled this solid showing?

Our mortgage credit holdings — which included commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] —bolstered the fund’s results. CMBS benefited from stable-to-rising commercial property values, as well as continued investor demand for risk. Our investments in “mezzanine” bonds rated BBB/Baa, which offered higher yields at what we believed were acceptable risks, were particular standouts. Mezzanine CMBS are lower in the capital structure of a

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the chart includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Absolute Return 100 Fund

package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Non-agency RMBS performed well during the period’s first half, driven by investors’ appetite for higher-yielding securities, as well as a strengthening U.S. housing market.

A significant allocation to investment-grade corporate bonds also proved beneficial. In July and August, given continuing steady U.S. economic growth, corporate bonds were less influenced by the uncertainty surrounding Fed tapering. Then in September, when the central bank decided to postpone scaling back its bond purchases, investors had a renewed appetite for credit risk, and sought to capitalize on the wider yield spreads offered by corporate securities. From a sector perspective, our investments in securities issued by financial institutions, particularly large banks, were the biggest contributors.

After detracting in April and May, our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], helped performance for the period as a whole. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly in the summer months. During that time, as interest rates rose, investors began to expect prepayment

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/13. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 100 Fund	7

speeds to slow, which would reduce the likelihood that the mortgages underlying our IO CMO positions would be refinanced. As these marketplace dynamics developed, they helped boost the value of our IO CMO holdings.

How did the fund’s duration and yield-curve positioning affect performance?

Our “term-structure” strategy had a neutral impact on the fund’s performance, neither materially helping nor hurting. We generally limited the fund’s interest-rate risk during periods when rates were rising, while also positioning the portfolio for a steeper yield curve, which was beneficial. However, adverse results from some of our tactical duration adjustments offset the positive contribution from our overall positioning. For example, in June, believing that the amount by which rates increased wasn’t justified by the economic environment, we modestly lengthened the portfolio’s duration to try to capitalize on any retracement in rates. However, the timing of our strategy was early, because rates didn’t meaningfully pull back until mid July, before resuming their upward trend until September.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified notional amount — to take tactical positions at various points along the yield curve. In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the chart includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8	Absolute Return 100 Fund

interest-rate and prepayment risks associated with our CMO holdings. We also used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk.

What is your outlook for the coming months?

As we approach 2014, we are anticipating the Fed’s policy response to the economic activity we have witnessed in 2013. Growth in the United States looks to be on track, while Europe appears to be entering the early-cycle phase of an economic recovery. As a result, we believe the U.S. central bank will begin tapering its bond buying in the near future, possibly during the first quarter of 2014, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, periods of volatility and uncertainty will likely continue. Overall, however, investors appear to be navigating through the beginning stage of this transition fairly well, as risk-seeking behavior has been active in both the credit and stock markets.

All told, we believe continued modest U.S. economic growth, coupled with improving economic performance overseas, will allow interest rates to normalize, which, in our estimation, will probably mean that the 10-year Treasury yield may be at or slightly above 3% by early 2014. Moreover, we believe this normalization in the level of rates can occur without creating negative consequences for the stock market, corporate earnings, or the housing market.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 100 Fund	9

How was the portfolio positioned as of period-end?

The fund was positioned for a rising-rate environment in the United States. Additionally, we were continuing to find what we believed to be compelling opportunities for taking prepayment risk via IO CMOs, and continued to add to our holdings of mezzanine CMBS.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

10	Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	7.48%	6.41%	5.89%	5.89%	3.74%	3.74%	7.15%	6.35%	6.16%	8.79%	8.82%	8.78%
Annual average	1.50	1.29	1.19	1.19	0.76	0.76	1.43	1.28	1.24	1.75	1.76	1.75

3 years	2.59	1.57	1.90	1.90	0.32	0.32	2.50	1.73	1.83	3.35	3.38	3.34
Annual average	0.86	0.52	0.63	0.63	0.11	0.11	0.83	0.57	0.61	1.10	1.11	1.10

1 year	1.73	0.72	1.45	0.45	1.00	0.00	1.70	0.93	1.50	1.94	1.97	1.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/13

	BofA Merrill Lynch	Barclays U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index

Life of fund	0.85%	25.79%
Annual average	0.17	4.84

3 years	0.37	9.32
Annual average	0.12	3.02

1 year	0.11	–1.08

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Absolute Return 100 Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,589 and $10,374, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,635. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $10,616, $10,879, $10,882, and $10,878, respectively.

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	—	1		1	1	1	1

Income	$0.075		$0.056	—	$0.071		$0.061	$0.087	$0.090	$0.106

Capital gains	—		—	—	—		—	—	—	—

Total	$0.075		$0.056	—	$0.071		$0.061	$0.087	$0.090	$0.106

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$10.16	$10.26	$10.12	$10.05	$10.14	$10.22	$10.10	$10.21	$10.21	$10.21

10/31/13	10.26	10.36	10.21	10.15	10.24	10.32	10.19	10.32	10.32	10.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Absolute Return 100 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	7.06%	5.99%	5.58%	5.58%	3.33%	3.33%	6.73%	5.93%	5.74%	8.37%	8.40%	8.36%
Annual average	1.44	1.23	1.15	1.15	0.69	0.69	1.38	1.22	1.18	1.70	1.71	1.70

3 years	2.69	1.66	2.09	2.09	0.41	0.41	2.59	1.82	1.92	3.44	3.47	3.43
Annual average	0.89	0.55	0.69	0.69	0.14	0.14	0.86	0.60	0.63	1.13	1.14	1.13

1 year	1.54	0.52	1.35	0.35	0.70	–0.30	1.50	0.74	1.20	1.75	1.78	1.74

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/12*	0.65%	0.85%	1.40%	0.70%	0.90%	0.40%	0.40%	0.40%

Annualized expense ratio for
the six-month period ended
10/31/13†‡	0.64%	0.84%	1.39%	0.69%	0.89%	0.39%	0.39%	0.39%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect estimated fees for the current fiscal year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 10/31/13.

Absolute Return 100 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.23	$4.24	$7.00	$3.48	$4.49	$1.97	$1.97	$1.97

Ending value (after expenses)	$1,002.00	$1,001.00	$998.00	$1,002.00	$1,001.00	$1,002.90	$1,002.90	$1,002.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$3.26	$4.28	$7.07	$3.52	$4.53	$1.99	$1.99	$1.99

Ending value (after expenses)	$1,021.98	$1,020.97	$1,018.20	$1,021.73	$1,020.72	$1,023.24	$1,023.24	$1,023.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 100 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Absolute Return 100 Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an  unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 100 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 100 Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

18	Absolute Return 100 Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

Absolute Return 100 Fund	19

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund pays a management fee at a fixed rate of 40 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This management contract was approved initially by the Trustees on December 14, 2012, and has been in effect only since March 2013. Under your fund’s previous management contract, your fund had the benefit of breakpoints in its management fee schedule that provided shareholders with reduced fee levels as assets under management in the Putnam family of funds increased, but Putnam Management was not obligated to pay the fund’s organizational and other operating expenses out of the management fee. Because your fund’s new management contract had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structure, and the Trustees will examine the operation of this new management fee in future years in light of further experience.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset

20 Absolute Return 100 Fund

size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

Absolute Return 100 Fund	21

personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012—the sec ond time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on December 23, 2008, the Trustees considered information about the total return of your fund and your fund’s performance relative to its internal benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive over the one-year and three-year periods, exceeded its targeted return over the one-year period, and trailed its targeted return over the three-year period. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and

22 Absolute Return 100 Fund

also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other

Absolute Return 100 Fund	23

factors relating to the Transfer, including, but not limited to, the following: • Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

24 Absolute Return 100 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from December 23, 2008 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund as of October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 13, 2013

26 Absolute Return 100 Fund

The fund’s portfolio 10/31/13

CORPORATE BONDS AND NOTES (36.8%)*	Principal amount	Value

Basic materials (0.6%)
BHP Billiton Finance USA, Ltd. company guaranty sr. unsec. FRN
notes 0.533s, 2014 (Australia)	$500,000	$500,426

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	430,000	475,093

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	255,000	296,694

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	245,000	320,899

		1,593,112
Capital goods (0.9%)
Caterpillar Financial Services Corp. sr. unsec. FRN notes
0.556s, 2013	650,000	650,272

Caterpillar Financial Services Corp. sr. unsec. FRN notes
0.538s, 2014	1,500,000	1,502,094

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	505,000	511,534

		2,663,900
Communication services (1.3%)
BellSouth Corp. sr. unsec. unsub. bonds 5.2s, 2014	500,000	520,098

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 7 3/8s, 2013	1,000,000	1,001,884

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	447,000	478,408

SBA Tower Trust 144A company guaranty mtge. notes
4.254s, 2015	625,000	636,392

Verizon Communications, Inc. sr. unsec. unsub. FRN notes
1.782s, 2016	1,000,000	1,030,145

		3,666,927
Consumer cyclicals (1.3%)
Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	465,000	534,750

Ford Motor Credit Co., LLC company guaranty sr. unsec. notes
1.516s, 2016	1,000,000	1,013,638

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 3/4s, 2014	1,250,000	1,294,845

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	310,000	319,851

Volkswagen International Finance NV 144A company guaranty
sr. unsec. notes 1 5/8s, 2015 (Germany)	500,000	506,070

		3,669,154
Consumer staples (2.3%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes FRN 0.603s, 2014	700,000	701,511

Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. unsub. notes 5 3/8s, 2014	914,000	960,230

ConAgra Foods, Inc. sr. unsec. notes 5 7/8s, 2014	500,000	511,739

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015	1,000,000	1,008,642

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	400,000	456,500

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	320,000	320,683

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	416,000	433,118

Absolute Return 100 Fund	27

CORPORATE BONDS AND NOTES (36.8%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Capital PLC company guaranty sr. unsec. unsub. notes
7 3/8s, 2014 (United Kingdom)	$853,000	$864,452

Foster’s Finance Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2014	1,000,000	1,037,290

		6,294,165
Energy (0.9%)
Devon Energy Corp. sr. unsec. unsub. notes 5 5/8s, 2014	1,000,000	1,010,304

EnCana Holdings Finance Corp. company guaranty sr. unsec.
unsub. notes 5.8s, 2014 (Canada)	1,210,000	1,240,367

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	30,820

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 0 5/8s, 2015 (Netherlands)	125,000	125,118

		2,406,609
Financials (25.4%)
ABN Amro Bank NV 144A sr. unsec. FRN notes 1.037s,
2016 (Netherlands)	2,000,000	1,999,970

Aflac, Inc. sr. unsec. notes 3.45s, 2015	1,000,000	1,048,873

American Express Credit Corp. sr. unsec. sub. FRN notes
1.356s, 2015	900,000	913,428

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	1,000,000	1,030,296

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	415,000	407,382

Banco Santander Chile 144A sr. unsec. notes FRN 2.133s,
2018 (Chile)	500,000	499,452

Bank of America NA unsec. sub. FRN notes Ser. BKNT,
0.534s, 2016	1,275,000	1,253,087

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes
0.469s, 2015	1,700,000	1,701,258

Bank of Nova Scotia sr. unsec. unsub. FRN notes 0.654s,
2016 (Canada)	1,300,000	1,300,326

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec. FRN notes
0.922s, 2014 (Japan)	250,000	250,410

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. FRN
notes 0.712s, 2016 (Japan)	1,000,000	998,388

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	1,300,000	1,342,143

BB&T Corp. unsec. sub. notes 5.2s, 2015	1,000,000	1,085,156

BBVA US Senior SAU bank guaranty sr. unsec. unsub. notes
3 1/4s, 2014 (Spain)	1,000,000	1,010,562

Boston Properties, LP sr. unsec. unsub. notes 5 5/8s, 2015 R	720,000	769,473

Boston Properties, LP sr. unsec. unsub. notes 5s, 2015 R	500,000	532,830

BPCE SA sr. unsec. unsub. FRN notes Ser. MTN, 1.488s,
2016 (France)	1,000,000	1,014,495

Branch Banking & Trust Co. unsec. sub. FRN notes 0.574s, 2016	250,000	247,694

Capital One Financial Corp. sr. unsec. unsub. FRN notes
1.394s, 2014	1,955,000	1,964,507

Citigroup, Inc. sr. unsec. sub. FRN notes 0.528s, 2016	500,000	489,454

Citigroup, Inc. sr. unsec. unsub. FRN notes 0.546s, 2014	650,000	649,288

Colonial Realty LP sr. unsec. unsub. notes 6 1/4s, 2014	1,000,000	1,032,449

Credit Agricole SA/London 144A company guaranty sr. unsec.
unsub. notes 1.404s, 2016 (United Kingdom)	1,950,000	1,973,223

28 Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (36.8%)* cont.	Principal amount	Value

Financials cont.
Danske Bank A/S 144A sr. unsec. unsub. FRN notes 1.294s,
2014 (Denmark)	$1,500,000	$1,504,547

Dexia Credit Local SA/New York 144A government guaranty
sr. unsec. unsub. notes 1 1/4s, 2016 (France)	2,000,000	2,001,950

ERP Operating LP sr. unsec. unsub. notes 5 1/4s, 2014 R	1,000,000	1,040,014

General Electric Capital Corp. sr. notes Ser. GMTN, 0.894s, 2016	500,000	502,696

General Electric Capital Corp. sr. unsec. unsub. FRN notes
Ser. MTN, 0.873s, 2014	500,000	501,458

Goldman Sachs Group, Inc. (The) sr. unsec. FRN notes
1.265s, 2014	1,000,000	1,001,930

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038	235,000	274,950

HCP, Inc. sr. unsec. notes 5.65s, 2013 R	500,000	502,834

HCP, Inc. sr. unsec. unsub. notes 2.7s, 2014 R	1,000,000	1,005,266

Health Care REIT, Inc. sr. unsec. notes 6s, 2013 R	1,000,000	1,001,437

Hospitality Properties Trust sr. unsec. notes 7 7/8s, 2014 R	800,000	817,900

HSBC Finance Corp. sr. unsec. unsub. FRN notes 0.69s, 2016	1,000,000	997,234

ING Bank NV 144A bonds 2 1/2s, 2016 (Netherlands)	129,000	133,322

ING Bank NV 144A sr. unsec. notes 2 3/8s, 2014 (Netherlands)	420,000	423,902

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	620,000	655,700

JPMorgan Chase Bank, NA unsec. sub. FRN notes 0.584s, 2016	1,000,000	989,953

KeyBank NA/Cleveland, OH company guaranty sr. unsec. notes
Ser. MTN, 5.45s, 2016	1,115,000	1,220,310

Kimco Realty Corp. sr. unsec. notes Ser. MTN, 4.904s, 2015 R	900,000	943,637

Kimco Realty Corp. sr. unsec. unsub. notes 4.82s, 2014 R	450,000	460,644

Lloyds Bank PLC 144A bank guaranty sr. unsec. notes 4 3/8s,
2015 (United Kingdom)	1,000,000	1,039,113

Macquarie Group, Ltd. 144A bonds 7.3s, 2014 (Australia)	700,000	732,105

Metropolitan Life Global Funding I 144A notes 3s, 2023	790,000	761,403

Metropolitan Life Global Funding I 144A unsec. FRN notes
0.656s, 2013	500,000	500,033

Mizuho Financial Group Cayman, Ltd. 144A unsec. sub. notes
5.79s, 2014 (Japan)	1,000,000	1,019,360

Monumental Global Funding, Ltd. 144A sr. unsub. notes
5 1/4s, 2014	550,000	555,132

National Australia Bank, Ltd./New York sr. unsec. notes 1.6s,
2015 (Australia)	750,000	764,306

Nationwide Building Society 144A sr. unsec. sub. notes 5 1/4s,
2014 (United Kingdom)	1,500,000	1,513,155

New York Life Global Funding 144A notes 3s, 2015	930,000	963,968

Nordea Bank AB 144A sr. unsec. notes 0.725s, 2016 (Sweden)	1,525,000	1,528,098

PNC Funding Corp. sr. unsec. notes 3s, 2014	1,500,000	1,521,576

Principal Life Global Funding II 144A notes 1s, 2015	260,000	260,814

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	1,440,750	1,490,761

Regency Centers LP company guaranty sr. unsec. unsub. notes
4.95s, 2014	1,250,000	1,273,077

Regions Financial Corp. sr. unsec. unsub. notes 7 3/4s, 2014	513,000	546,986

Royal Bank of Canada sr. unsec. unsub. FRN notes Ser. GMTN,
0.714s, 2016 (Canada)	1,000,000	1,003,119

Absolute Return 100 Fund 29

CORPORATE BONDS AND NOTES (36.8%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	$1,535,000	$1,574,885

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015 R	700,000	749,496

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	770,000	797,253

Societe Generale SA 144A sr. unsec. notes 2 1/2s, 2014 (France)	1,000,000	1,003,061

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s,
2014 (United Kingdom)	1,400,000	1,463,294

Sumitomo Mitsui Banking Corp. 144A sr. unsec. FRN notes
1.191s, 2014 (Japan)	1,000,000	1,005,219

Svenska Handelsbanken AB sr. unsec. FRN notes 0.7s,
2016 (Sweden)	1,000,000	1,001,682

UBS AG/Stamford, CT sr. notes 7 3/8s, 2015	775,000	852,702

UBS AG/Stamford, CT sr. unsec. notes 2 1/4s, 2014	582,000	584,609

UDR, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2015 R	500,000	525,288

UDR, Inc. sr. unsec. unsub. notes 5.13s, 2014 R	535,000	539,536

US Bank NA unsec. sub. notes 4.8s, 2015	1,450,000	1,534,913

Ventas Realty LP/Ventas Capital Corp. company guaranty
sr. unsec. unsub. notes 3 1/8s, 2015 R	400,000	417,389

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)	200,000	212,500

Wachovia Bank NA sr. unsec. sub. FRN notes Ser. BKNT,
0.646s, 2014	1,250,000	1,252,355

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 5 3/4s, 2015	1,000,000	1,085,690

Westpac Banking Corp. 144A sr. unsec. FRN notes 0.978s,
2014 (Australia)	400,000	401,310

		69,968,016
Health care (0.5%)
Mylan, Inc./PA 144A sr. unsec. FRN notes 1.8s, 2016	1,000,000	1,010,928

Zoetis, Inc. sr. unsec. notes 1.15s, 2016	265,000	266,663

		1,277,591
Technology (0.4%)
Western Union Co. (The) sr. unsec. unsub. FRN notes
1.262s, 2015	1,000,000	1,003,915

		1,003,915
Transportation (0.6%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 7s, 2014	1,000,000	1,015,445

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2019	114,447	122,459

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	94,780	100,585

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018	495,570	500,624

		1,739,113
Utilities and power (2.6%)
Ameren Corp. sr. unsec. notes 8 7/8s, 2014	240,000	250,087

Dayton Power & Light Co. (The) 144A sr. mortgage bonds
1 7/8s, 2016	1,500,000	1,510,801

DTE Energy Co. sr. unsec. unsub. notes 7 5/8s, 2014	700,000	725,738

Duke Energy Carolinas, LLC sr. unsec. unsub. notes 6.3s, 2014	400,000	405,675

30 Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (36.8%)* cont.	Principal amount	Value

Utilities and power cont.
Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	$260,000	$254,475

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5s, 2013	1,500,000	1,507,622

Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015	750,000	800,278

Progress Energy, Inc. sr. notes 6.05s, 2014	1,000,000	1,019,598

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	654,000	840,386

		7,314,660

Total corporate bonds and notes (cost $101,023,215)		$101,597,162

MORTGAGE-BACKED SECURITIES (27.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (12.1%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.782s, 2035	$39,037	$58,467
Ser. 2430, Class UD, 6s, 2017	63,593	67,492
IFB Ser. 4240, Class SA, IO, 5.826s, 2043	2,023,100	437,273
IFB Ser. 311, Class S1, IO, 5.776s, 2043	9,584,592	2,145,511
IFB Ser. 314, Class AS, IO, 5.716s, 2043	7,786,859	1,727,992
Ser. 3724, Class CM, 5 1/2s, 2037	141,327	154,455
Ser. 2533, Class HB, 5 1/2s, 2017	127,826	134,523
Ser. 3331, Class NV, 5s, 2029	264,000	279,337
Ser. 2513, Class DB, 5s, 2017	71,540	75,850
Ser. 3539, Class PM, 4 1/2s, 2037	126,614	131,723
Ser. 3730, Class PL, 4 1/2s, 2033	60,662	61,080
Ser. 3697, Class BM, 4 1/2s, 2031	63,885	64,959
Ser. 2931, Class AM, 4 1/2s, 2019	37,218	37,968
Ser. 3891, Class UK, 3 1/2s, 2041	294,346	304,030
Ser. 3805, Class AK, 3 1/2s, 2024	164,422	170,052
Ser. 3876, Class CA, 2 3/4s, 2026	181,082	185,158
Ser. 3683, Class JH, 2 1/2s, 2023	82,650	83,527
Ser. 3609, Class LK, 2s, 2024	948,097	961,058
Ser. T-8, Class A9, IO, 0.468s, 2028	172,698	1,835
Ser. T-59, Class 1AX, IO, 0.274s, 2043	399,509	4,963
Ser. T-48, Class A2, IO, 0.212s, 2033	590,518	5,813
Ser. 3835, Class FO, PO, zero %, 2041	3,083,683	2,580,549
FRB Ser. T-54, Class 2A, IO, zero %, 2043	239,825	37

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.919s, 2031	230,950	300,947
IFB Ser. 05-75, Class GS, 19.739s, 2035	337,711	455,249
IFB Ser. 11-4, Class CS, 12.56s, 2040	456,062	541,918
Ser. 06-10, Class GC, 6s, 2034	1,467,249	1,511,266
IFB Ser. 13-101, Class AS, IO, 5.78s, 2043	2,204,177	514,697
IFB Ser. 13-92, Class SA, IO, 5.78s, 2043	4,555,595	1,075,622
IFB Ser. 13-103, Class SK, IO, 5 3/4s, 2043	4,696,964	1,106,826
IFB Ser. 13-102, Class SH, IO, 5.73s, 2043	4,433,908	997,629
Ser. 06-124, Class A, 5 5/8s, 2036	93,496	97,375
Ser. 05-68, Class PC, 5 1/2s, 2035	116,173	125,061

Absolute Return 100 Fund	31

MORTGAGE-BACKED SECURITIES (27.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 09-86, Class PC, 5s, 2037	$1,904,011	$1,940,901
Ser. 02-65, Class HC, 5s, 2017	48,830	51,321
Ser. 09-100, Class PA, 4 1/2s, 2039	59,247	61,062
Ser. 11-60, Class PA, 4s, 2039	111,112	116,727
Ser. 03-43, Class YA, 4s, 2033	691,064	712,049
Ser. 11-89, Class VA, 4s, 2023	910,352	932,578
Ser. 11-111, Class VA, 4s, 2023	391,479	398,827
Ser. 11-111, Class VC, 4s, 2023	290,992	293,685
Ser. 04-2, Class QL, 4s, 2019	333,001	349,701
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,669,000	575,563
Ser. 10-155, Class A, 3 1/2s, 2025	77,576	79,092
Ser. 10-81, Class AP, 2 1/2s, 2040	336,979	339,876
Ser. 03-W10, Class 1, IO, 1.147s, 2043	83,244	2,712
Ser. 98-W5, Class X, IO, 0.865s, 2028	323,183	14,543
Ser. 98-W2, Class X, IO, 0.436s, 2028	1,117,433	64,951
Ser. 03-W1, Class 2A, IO, zero %, 2042	503,623	39

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.751s, 2041	1,254,587	1,945,087
IFB Ser. 10-158, Class SD, 14.483s, 2040	377,000	462,511
IFB Ser. 11-70, Class WS, 9.355s, 2040	1,272,000	1,263,007
IFB Ser. 11-72, Class SE, 7.174s, 2041	2,689,000	2,682,896
IFB Ser. 11-56, Class MI, IO, 6.278s, 2041	1,573,494	352,856
IFB Ser. 12-34, Class SA, IO, 5.878s, 2042	2,084,790	454,609
Ser. 09-79, Class MB, 5s, 2034	142,821	143,893
Ser. 10-162, Class PQ, 4 1/2s, 2039	119,313	127,346
Ser. 09-32, Class AB, 4s, 2039	83,583	87,409
Ser. 08-31, Class PN, 4s, 2036	31,546	31,951
Ser. 08-38, Class PS, 3 1/2s, 2037	69,674	70,935
Ser. 09-93, Class EJ, 3 1/2s, 2035	39,661	40,021
Ser. 13-23, Class IK, IO, 3s, 2037	17,056,266	2,957,386
Ser. 10-151, Class KO, PO, zero %, 2037	398,070	344,912

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.809s, 2027	86,313	647
Ser. 98-3, IO, 0.14s, 2027	51,802	761
Ser. 98-2, IO, 0.011s, 2027	44,110	317
Ser. 98-4, IO, zero %, 2026	67,426	1,659

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.995s, 2045	235,060	41,135

		33,343,207
Commercial mortgage-backed securities (13.9%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.633s, 2049	87,572	88,448
Ser. 04-3, Class D, 5.61s, 2039	626,000	640,204
FRB Ser. 07-3, Class A2, 5.559s, 2049	495,165	496,865
Ser. 06-5, Class A2, 5.317s, 2047	1,095,018	1,100,757
Ser. 06-6, Class A2, 5.309s, 2045	350,318	352,221
Ser. 04-4, Class D, 5.073s, 2042	200,000	205,250
Ser. 07-1, Class XW, IO, 0.323s, 2049	1,118,902	8,809

32 Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (27.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.823s, 2042	$1,167,532	$4,665
Ser. 02-PB2, Class XC, IO, 0.403s, 2035	1,297,442	13

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR9, Class AJ, 4.985s, 2042	365,000	374,162

Bear Stearns Commercial Mortgage Securities, Inc. 144A FRB
Ser. 06-PW11, Class B, 5.443s, 2039	326,000	325,315

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045	1,309,000	1,206,244

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	613,000	644,324
FRB Ser. 04-LB3A, Class E, 5.361s, 2037	1,000,000	1,011,000
Ser. 05-C6, Class AJ, 5.209s, 2044	1,110,000	1,161,269
Ser. 12-CR1, Class AM, 3.912s, 2045	301,000	306,820

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.761s, 2039	754,219	755,563

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037	683,671	682,919
Ser. 02-CP5, Class E, 5.339s, 2035	727,595	729,370
Ser. 03-CPN1, Class E, 4.891s, 2035	462,000	462,000

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	447,694	492,463
Ser. 03-C3, Class AX, IO, 1.322s, 2038	1,184,489	12

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	2,230,489	2,233,974

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	468,000	472,680

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A3,
5.481s, 2049	973,000	1,028,359

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038	894,000	902,940
Ser. 05-C3, Class XC, IO, 0.16s, 2045	59,086,996	164,854

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class AJ, 4.915s, 2041	410,000	419,416

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,046,000	1,073,928

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038	135,087	136,775
Ser. 05-GG4, Class B, 4.841s, 2039	540,000	523,908
FRB Ser. 12-GCJ9, Class XA, IO, 2.393s, 2045	2,866,778	388,950

GS Mortgage Securities Trust 144A
FRB Ser. GC10, Class D, 4.415s, 2046	628,000	553,017
Ser. 11-GC5, Class XA, IO, 1.73s, 2044	5,174,704	384,262

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	359,345	388,291
FRB Ser. 07-CB20, Class AJ, 6.072s, 2051	299,500	305,969
FRB Ser. 04-CB9, Class B, 5.647s, 2041	372,000	381,858
FRB Ser. 05-CD11, Class C, 5.47s, 2037	500,000	520,531
Ser. 02-C3, Class D, 5.314s, 2035	101,254	101,381
Ser. 04-CB8, Class B, 4 1/2s, 2039	943,000	952,524

Absolute Return 100 Fund	33

MORTGAGE-BACKED SECURITIES (27.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C10, Class D, 4.161s, 2047	$313,000	$266,833
IO, 1.998s, 2045	9,837,429	1,111,629

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.541s, 2046	260,000	268,996
FRB Ser. 12_LC9, Class D, 4.427s, 2047	326,000	307,230

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	350,000	374,443
Ser. 06-C7, Class A2, 5.3s, 2038	408,285	425,286
FRB Ser. 04-C6, Class D, 5.147s, 2036	499,000	507,912
Ser. 07-C2, Class XW, IO, 0.538s, 2040	923,006	16,481

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.852s, 2050	1,229,000	1,258,902
FRB Ser. 07-C1, Class A2, 5.748s, 2050	65,273	65,750
Ser. 04-KEY2, Class D, 5.046s, 2039	416,000	416,458

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO,
0.59s, 2043	50,106,885	384,771

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.294s, 2049	191,944	191,704

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.196s, 2049	60,892,179	706,349

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.647s, 2042	413,000	443,521
Ser. 07-IQ14, Class A2, 5.61s, 2049	254,757	256,838
FRB Ser. 07-HQ12, Class A2, 5.579s, 2049	192,805	193,383

Morgan Stanley Capital I Trust 144A FRB Ser. 04-HQ3, Class K ,
5.738s, 2041	341,000	350,378

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	565,964	577,074

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	300,000	305,430
Ser. 12-C4, Class XA, IO, 1.884s, 2045	3,619,978	420,964
Ser. 12-C2, Class XA, IO, 1.8s, 2063	5,550,953	516,355

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	658,000	634,509
Ser. 05-C17, Class D, 5.396s, 2042	580,000	571,242
Ser. 06-C29, Class AM, 5.339s, 2048	570,000	630,019
FRB Ser. 05-C20, Class B, 5.242s, 2042	1,020,000	1,050,324
Ser. 06-C29, IO, 0.393s, 2048	36,093,198	424,817

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class F, 5.194s, 2035	1,032,000	1,039,121
Ser. 07-C31, IO, 0.223s, 2047	87,596,117	561,163

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class D, 5.248s, 2044	945,000	949,999
FRB Ser. 11-C4, Class E, 5.248s, 2044	535,000	520,636

34 Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (27.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C10, Class D, 4.46s, 2045	$304,000	$272,056
FRB Ser. 13-C11, Class D, 4.184s, 2045	295,000	245,956

		38,248,839
Residential mortgage-backed securities (non-agency) (1.9%)
Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	253,070	138,201
Ser. 12-RR10, Class 8A2, 4s, 2036	532,094	526,666

Barclays Capital, LLC Trust 144A
FRB Ser. 13-RR2, Class 3A2, 8.082s, 2036	590,000	545,750
Ser. 09-RR7, Class 2A7, IO, 1.572s, 2047	7,139,439	223,464

Countrywide Asset Backed Certificates FRB Ser. 05-AB1,
Class A3, 0.77s, 2035	137,081	128,513

Mortgageit Trust FRB, Step Ser. 05-1, Class 1M1, 0.65s, 2035	1,072,510	933,167

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	1,035,965	880,570
FRB Ser. 2004-AR13, Class A1B2, 0.678s, 2034	704,999	634,499
FRB Ser. 05-AR17, Class A1B2, 0.58s, 2045	1,682,904	1,447,286

		5,458,116
Total mortgage-backed securities (cost $75,198,160)		$77,050,162

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (2.1%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (2.1%)
Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018	$49,976	$52,492

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017	345,229	368,119
4 1/2s, August 1, 2018	41,918	44,302

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019	146,413	156,245
4s, TBA, December 1, 2043	1,000,000	1,050,664
4s, TBA, November 1, 2043	2,000,000	2,107,188
3 1/2s, May 1, 2043	985,102	1,004,112
3s, TBA, November 1, 2043	1,000,000	987,031

		5,770,153

Total U.S. government and agency mortgage obligations (cost $5,782,511)		$5,770,153

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020	$58,000	$58,280

Total U.S. treasury obligations (cost $57,964)		$58,280

MUNICIPAL BONDS AND NOTES (1.2%)*	Principal amount	Value

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC),
0.32s, 10/1/27	$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.46s, 3/1/38	1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)		$3,200,000

Absolute Return 100 Fund	35

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		$1,340,000	$1,269,650

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		200,000	213,500

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		300,000	319,720

Total foreign government and agency bonds and notes (cost $1,819,660)			$1,802,870

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$6,664,000	$115,154

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	6,664,000	67

Total purchased swap options outstanding (cost $115,287)			$115,221

SHORT-TERM INVESTMENTS (32.7%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.07% L		22,194,293	$22,194,293

Putnam Short Term Investment Fund 0.07% L		41,272,712	41,272,712

SSgA Prime Money Market Fund 0.02% P		30,000	30,000

Interest in $45,000,000 joint tri-party repurchase agreement dated 10/31/13 with BNP Paribas Securities Corp. due
11/1/13 — maturity value of $1,500,007 for an effective yield of 0.16% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.7002% to 7.75% and due
dates ranging from 5/1/14 to 9/30/43, valued at $47,250,001)		$1,500,000	1,500,000

AXA Financial, Inc. commercial paper with a yield of 0.807%,
August 6, 2014		1,000,000	995,932

British Telecommunications PLC commercial paper with a yield
of 0.740%, March 10, 2014		1,000,000	998,708

Canadian Imperial Bank of Commerce/New York,
NY certificates of deposit FRN 0.538%, November 26, 2014		1,000,000	1,001,951

CAFCO asset-backed commercial paper with a yield of 0.695%,
February 26, 2014		600,000	599,546

CBS Corp. commercial paper with a yield of 0.280%,
November 4, 2013		1,350,000	1,349,969

CHARTA, LLC asset-backed commercial paper with a yield
of 0.411%, November 20, 2013		1,000,000	999,784

CHARTA, LLC asset-backed commercial paper with a yield
of 0.807%, December 3, 2013		500,000	499,644

CIESCO, LP asset-backed commercial paper with a yield
of 0.431%, December 23, 2013		1,000,000	999,379

Commonwealth Bank of Australia certificates of deposit FRN
1.494%, January 17, 2014		650,000	652,046

CRC Funding, LLC asset-backed commercial paper with a yield
of 0.502%, August 1, 2014		1,000,000	996,540

CRC Funding, LLC asset-backed commercial paper with a yield
of 0.695%, February 28, 2014		300,000	299,676

36 Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (32.7%)* cont.	Principal amount/shares	Value

Entergy Corp. commercial paper with a yield of 0.751%,
December 13, 2013	$378,000	$377,669

Molson Coors Brewing Co. commercial paper with a yield
of 0.420%, November 27, 2013	1,500,000	1,499,545

NiSource Finance Corp. commercial paper with a yield
of 0.700%, November 26, 2013	1,500,000	1,499,271

SCANA Corp. commercial paper with a yield of 0.380%,
November 7, 2013	1,500,000	1,499,905

Stanley Black & Decker, Inc. commercial paper with a yield
of 0.320%, November 20, 2013	1,372,000	1,371,768

Svenska Handelsbanken/New York, NY commercial paper with
a yield of 1.044%, July 17, 2014	850,000	850,783

Textron, Inc. commercial paper with a yield of 0.700%,
November 22, 2013	1,000,000	999,592

UBS AG/Stamford, CT commercial paper with a yield
of 0.520%, February 26, 2014	500,000	500,561

Whirlpool Corp. commercial paper with a yield of 0.681%,
December 12, 2013	1,500,000	1,498,838

Wyndham Worldwide Corp. commercial paper with a yield
of 0.750%, November 6, 2013	1,000,000	999,896

U.S. Treasury Bills with an effective yield of 0.115%,
August 21, 2014 # Δ §	3,212,000	3,209,903

U.S. Treasury Bills with an effective yield of 0.113%,
July 24, 2014 # Δ §	100,000	99,945

U.S. Treasury Bills with an effective yield of 0.122%,
May 29, 2014 # Δ §	427,000	426,832

U.S. Treasury Bills with an effective yield of 0.114%,
April 3, 2014 # §	630,000	629,845

U.S. Treasury Bills with an effective yield of 0.130%,
January 9, 2014	17,000	16,999

U.S. Treasury Bills with an effective yield of 0.123%,
December 12, 2013	175,000	174,976

Total short-term investments (cost $90,037,563)		$90,046,508

TOTAL INVESTMENTS

Total investments (cost $277,234,360)		$279,640,356

Key to holding’s currency abbreviations

GBP British Pound

Key to holding’s abbreviations

BKNT Bank Note

bp Basis Points

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

OJSC Open Joint Stock Company

Absolute Return 100 Fund	37

PO Principal Only

TBA To Be Announced Commitments

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $275,758,376.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $10,532,619 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $199,371)
					Unrealized
	Contract	Delivery		Aggregate	appreciation/
Counterparty Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
British Pound	Buy	12/18/13	$8,335	$8,338	$(3)

British Pound	Sell	12/18/13	8,335	8,416	81

Credit Suisse International
British Pound	Sell	12/18/13	83,349	80,851	(2,498)

Deutsche Bank AG
British Pound	Sell	12/18/13	2,886	2,523	(363)

Goldman Sachs International
British Pound	Buy	12/18/13	1,443	1,457	(14)

British Pound	Sell	12/18/13	1,443	1,399	(44)

State Street Bank and Trust Co.
British Pound	Sell	12/18/13	99,378	96,387	(2,991)

Total					$(5,832)

38 Absolute Return 100 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/13
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.K. Gilt 10 yr (Short)	2	$356,788	Dec-13	$(5,553)

U.S. Treasury Note 5 yr (Short)	2	243,375	Dec-13	(2,144)

U.S. Treasury Note 10 yr (Short)	5	636,797	Dec-13	(3,326)

Total				$(11,023)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/13 (premiums $115,281)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$4,709,300	$330

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	4,709,300	123,195

Total			$123,525

TBA SALE COMMITMENTS OUTSTANDING at 10/31/13 (proceeds receivable $1,054,473)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2043	$1,000,000	11/13/13	$1,053,594

Total			$1,053,594

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
GBP	412,000	$—	8/15/31	3.6%	6 month GBP-	$(50,522)
					LIBOR-BBA

Goldman Sachs International
GBP	412,000	—	9/23/31	6 month GBP-	3.1175%	2,095
				LIBOR-BBA

Total		$—				$(48,427)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$127,000	$(8)	9/25/23	3 month USD-	2.92%	$3,257
			LIBOR-BBA

78,513,400 E	104,844	12/18/15	3 month USD-	0.75%	(345,823)
			LIBOR-BBA

32,526,300 E	(39,556)	12/18/18	3 month USD-	2.05%	(883,289)
			LIBOR-BBA

Absolute Return 100 Fund 39

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,043,800 E	$(16,551)	12/18/43	3 month USD-	3.85%	$31,746
			LIBOR-BBA

26,017,700 E	61,120	12/18/23	3 month USD-	3.15%	(922,348)
			LIBOR-BBA

Total	$109,849				$(2,116,457)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$2,939	$43,000	5/11/63	300 bp	$475
BBB Index

CMBX NA	BBB–/P	5,604	93,000	5/11/63	300 bp	274
BBB Index

CMBX NA	BBB–/P	11,483	186,000	5/11/63	300 bp	822
BBB Index

CMBX NA	BBB–/P	10,944	192,000	5/11/63	300 bp	(61)
BBB Index

Barclays Bank PLC
CMBX NA	BBB–/P	16,962	153,000	5/11/63	300 bp	8,192
BBB Index

Credit Suisse International
CMBX NA	BBB–/P	646	22,000	5/11/63	300 bp	(615)
BBB Index

CMBX NA	BBB–/P	1,435	75,000	5/11/63	300 bp	(2,864)
BBB Index

CMBX NA	BBB–/P	9,289	76,000	5/11/63	300 bp	4,933
BBB Index

CMBX NA	BBB–/P	7,372	76,000	5/11/63	300 bp	3,016
BBB Index

CMBX NA	BBB–/P	706	91,000	5/11/63	300 bp	(4,510)
BBB Index

CMBX NA	BBB–/P	9,711	122,000	5/11/63	300 bp	2,718
BBB Index

CMBX NA	BBB–/P	2,625	149,000	5/11/63	300 bp	(5,915)
BBB Index

CMBX NA	BBB–/P	4,534	149,000	5/11/63	300 bp	(4,006)
BBB Index

CMBX NA	BBB–/P	17,174	152,000	5/11/63	300 bp	8,462
BBB Index

CMBX NA	BBB–/P	10,131	154,000	5/11/63	300 bp	1,304
BBB Index

40 Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$11,924	$154,000	5/11/63	300 bp	$3,097
BBB Index

CMBX NA	BBB–/P	12,288	154,000	5/11/63	300 bp	3,462
BBB Index

CMBX NA	BBB–/P	2,520	164,000	5/11/63	300 bp	(6,880)
BBB Index

CMBX NA	BBB–/P	2,113	182,000	5/11/63	300 bp	(8,319)
BBB Index

CMBX NA	BBB–/P	13,549	186,000	5/11/63	300 bp	2,888
BBB Index

CMBX NA	BBB–/P	20,309	265,000	5/11/63	300 bp	5,120
BBB Index

CMBX NA	BBB–/P	12,187	297,000	5/11/63	300 bp	(4,835)
BBB Index

CMBX NA	BBB–/P	333	3,000	5/11/63	300 bp	161
BBB Index

CMBX NA	BBB–/P	3,741	48,000	5/11/63	300 bp	990
BBB Index

CMBX NA	BBB–/P	6,526	75,000	5/11/63	300 bp	2,227
BBB Index

CMBX NA	BBB–/P	6,476	75,000	5/11/63	300 bp	2,178
BBB Index

CMBX NA	BBB–/P	7,559	78,000	5/11/63	300 bp	3,088
BBB Index

CMBX NA	BBB–/P	24,615	231,000	5/11/63	300 bp	11,375
BBB Index

CMBX NA	BBB–/P	32,106	304,000	5/11/63	300 bp	14,681
BBB Index

Total		$267,801				$41,458

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Absolute Return 100 Fund	41

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$101,597,162	$—

Foreign government and agency bonds and notes	—	1,802,870	—

Mortgage-backed securities	—	77,050,162	—

Municipal bonds and notes	—	3,200,000	—

Purchased swap options outstanding	—	115,221	—

U.S. government and agency mortgage obligations	—	5,770,153	—

U.S. treasury obligations	—	58,280	—

Short-term investments	63,497,005	26,549,503	—

Totals by level	$63,497,005	$216,143,351	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(5,832)	$—

Futures contracts	(11,023)	—	—

Written swap options outstanding	—	(123,525)	—

TBA sale commitments	—	(1,053,594)	—

Interest rate swap contracts	—	(2,274,733)	—

Credit default contracts	—	(226,343)	—

Totals by level	$(11,023)	$(3,684,027)	$—

The accompanying notes are an integral part of these financial statements.

42 Absolute Return 100 Fund

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $213,767,355)	$216,173,351
Affiliated issuers (identified cost $63,467,005) (Notes 1 and 5)	63,467,005

Cash	55,126

Foreign currency (cost $53) (Note 1)	55

Interest and other receivables	1,467,933

Receivable for shares of the fund sold	746,054

Receivable for investments sold	1,224,325

Receivable for investor servicing fees (Note 2)	117

Receivable for sales of delayed delivery securities (Note 1)	1,055,806

Receivable for custodian fees (Note 2)	13

Receivable for variation margin (Note 1)	67,156

Unrealized appreciation on forward currency contracts (Note 1)	81

Unrealized appreciation on OTC swap contracts (Note 1)	81,558

Total assets	284,338,580

LIABILITIES

Payable for investments purchased	2,253,616

Payable for purchases of delayed delivery securities (Note 1)	4,118,372

Payable for shares of the fund repurchased	467,446

Payable for compensation of Manager (Note 2)	30,757

Payable for Trustee compensation and expenses (Note 2)	29,147

Payable for distribution fees (Note 2)	62,550

Payable for variation margin (Note 1)	27,486

Unrealized depreciation on OTC swap contracts (Note 1)	88,527

Premium received on OTC swap contracts (Note 1)	267,801

Unrealized depreciation on forward currency contracts (Note 1)	5,913

Written options outstanding, at value (premiums $115,281) (Notes 1 and 3)	123,525

TBA sale commitments, at value (proceeds receivable $1,054,473) (Note 1)	1,053,594

Collateral on certain derivative contracts, at value (Note 1)	30,000

Other accrued expenses	21,470

Total liabilities	8,580,204

Net assets	$275,758,376

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$281,128,969

Undistributed net investment income (Note 1)	2,989,981

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(8,619,889)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	259,315

Total — Representing net assets applicable to capital shares outstanding	$275,758,376

(Continued on next page)

Absolute Return 100 Fund 43

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($160,057,078 divided by 15,601,021 shares)	$10.26

Offering price per class A share (100/99.00 of $10.26)*	$10.36

Net asset value and offering price per class B share ($3,079,653 divided by 301,547 shares)**	$10.21

Net asset value and offering price per class C share ($30,621,030 divided by 3,018,144 shares)**	$10.15

Net asset value and redemption price per class M share ($2,609,119 divided by 254,901 shares)	$10.24

Offering price per class M share (100/99.25 of $10.24)*	$10.32

Net asset value, offering price and redemption price per class R share
($310,501 divided by 30,471 shares)	$10.19

Net asset value, offering price and redemption price per class R5 share
($10,290 divided by 997 shares)	$10.32

Net asset value, offering price and redemption price per class R6 share
($509,013 divided by 49,301 shares)	$10.32

Net asset value, offering price and redemption price per class Y share
($78,561,692 divided by 7,625,478 shares)	$10.30

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

44 Absolute Return 100 Fund

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $435) (including interest income of $35,741 from investments
in affiliated issuers) (Note 5)	$5,627,203

Total investment income	5,627,203

EXPENSES

Compensation of Manager (Note 2)	1,094,486

Investor servicing fees (Note 2)	117,826

Custodian fees (Note 2)	7,612

Trustee compensation and expenses (Note 2)	9,755

Distribution fees (Note 2)	749,552

Administrative services (Note 2)	3,681

Other	56,781

Fees waived and reimbursed by Manager (Note 2)	(266,884)

Total expenses	1,772,809

Expense reduction (Note 2)	(445)

Net expenses	1,772,364

Net investment income	3,854,839

Net realized gain on investments (Notes 1 and 3)	1,304,682

Net realized gain on swap contracts (Note 1)	3,124,996

Net realized gain on futures contracts (Note 1)	109,148

Net realized gain on foreign currency transactions (Note 1)	1,515

Net realized gain on written options (Notes 1 and 3)	258,575

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	6,859

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(4,255,220)

Net gain on investments	550,555

Net increase in net assets resulting from operations	$4,405,394

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 45

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$3,854,839	$4,824,398

Net realized gain (loss) on investments
and foreign currency transactions	4,798,916	(13,014,438)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(4,248,361)	12,782,743

Net increase in net assets resulting from operations	4,405,394	4,592,703

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,109,205)	(3,613,370)

Class B	(14,309)	(43,331)

Class C	—	(410,377)

Class M	(19,546)	(53,093)

Class R	(2,101)	(3,861)

Class R5	(86)	—

Class R6	(89)	—

Class Y	(756,754)	(1,386,125)

Decrease from capital share transactions (Note 4)	(3,584,160)	(122,392,125)

Total decrease in net assets	(1,080,856)	(123,309,579)

NET ASSETS

Beginning of year	276,839,232	400,148,811

End of year (including undistributed net investment income
of $2,989,981 and $1,067,453, respectively)	$275,758,376	$276,839,232

The accompanying notes are an integral part of these financial statements.

46 Absolute Return 100 Fund

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Absolute Return 100 Fund 47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2013	$10.16	.15	.03	.18	(.08)	—	(.08)	—	$10.26	1.73	$160,057	.64 [e]	1.49 [e]	81 [f]
October 31, 2012	10.15	.16	— [d]	.16	(.15)	—	(.15)	—	10.16	1.65	158,622	.65 [e]	1.55 [e]	238 [f]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	—	10.15	(.79)	249,746	.67 [e]	2.27 [e]	186 [f]
October 31, 2010	10.32	.20	(.05)	.15	(.03)	— [d]	(.03)	— [d]	10.44	1.50	169,380	1.01	1.92	199 [f]
October 31, 2009†	10.00	.16	.16	.32	— [d]	—	— [d]	— [d]	10.32	3.22*	57,719	1.03*[e]	1.51*[e]	44*

Class B
October 31, 2013	$10.12	.13	.02	.15	(.06)	—	(.06)	—	$10.21	1.45	$3,080	.84 [e]	1.27 [e]	81 [f]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	—	10.12	1.48	2,655	.85 [e]	1.33 [e]	238 [f]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	—	10.11	(1.03)	3,070	.87 [e]	2.10 [e]	186 [f]
October 31, 2010	10.27	.16	(.04)	.12	—	— [d]	— [d]	— [d]	10.39	1.18	3,070	1.35	1.58	199 [f]
October 31, 2009†	10.00	.11	.16	.27	— [d]	—	— [d]	— [d]	10.27	2.71*	1,931	1.54*[e]	1.03*[e]	44*

Class C
October 31, 2013	$10.05	.08	.02	.10	—	—	—	—	$10.15	1.00	$30,621	1.39 [e]	.75 [e]	81 [f]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	—	10.05	.90	40,649	1.40 [e]	.80 [e]	238 [f]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	—	10.03	(1.56)	62,600	1.42 [e]	1.58 [e]	186 [f]
October 31, 2010	10.26	.12	(.04)	.08	(.01)	— [d]	(.01)	— [d]	10.33	.78	68,078	1.76	1.17	199 [f]
October 31, 2009†	10.00	.11	.15	.26	— [d]	—	— [d]	— [d]	10.26	2.61*	20,426	1.67*[e]	1.04*[e]	44*

Class M
October 31, 2013	$10.14	.15	.02	.17	(.07)	—	(.07)	—	$10.24	1.70	$2,609	.69 [e]	1.45 [e]	81 [f]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	—	10.14	1.61	2,973	.70 [e]	1.48 [e]	238 [f]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	—	10.13	(.81)	3,576	.72 [e]	2.22 [e]	186 [f]
October 31, 2010	10.31	.19	(.05)	.14	(.03)	— [d]	(.03)	— [d]	10.42	1.38	2,691	1.08	1.87	199 [f]
October 31, 2009†	10.00	.15	.16	.31	— [d]	—	— [d]	— [d]	10.31	3.12*	850	1.16*[e]	1.47*[e]	44*

Class R
October 31, 2013	$10.10	.13	.02	.15	(.06)	—	(.06)	—	$10.19	1.50	$311	.89 [e]	1.26 [e]	81 [f]
October 31, 2012	10.09	.13	— [d]	.13	(.12)	—	(.12)	—	10.10	1.33	316	.90 [e]	1.27 [e]	238 [f]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	—	10.09	(1.00)	317	.92 [e]	2.06 [e]	186 [f]
October 31, 2010	10.30	.18	(.06)	.12	(.03)	— [d]	(.03)	— [d]	10.39	1.20	302	1.26	1.71	199 [f]
October 31, 2009†	10.00	.11	.19	.30	— [d]	—	— [d]	— [d]	10.30	3.02*	14	1.24*[e]	1.10*[e]	44*

Class R5
October 31, 2013	$10.21	.18	.02	.20	(.09)	—	(.09)	—	$10.32	1.94	$10	.39 [e]	1.74 [e]	81 [f]
October 31, 2012‡	10.12	.05	.04	.09	—	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238 [f]

Class R6
October 31, 2013	$10.21	.16 [g]	.04	.20	(.09)	—	(.09)	—	$10.32	1.97	$509	.39 [e]	1.57 [e,g]	81 [f]
October 31, 2012‡	10.12	.05	.04	.09	—	—	—	—	10.21	.89*	10	.13*[e]	.48*[e]	238 [f]

Class Y
October 31, 2013	$10.21	.18	.02	.20	(.11)	—	(.11)	—	$10.30	1.94	$78,562	.39 [e]	1.74 [e]	81 [f]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	—	10.21	1.90	71,603	.40 [e]	1.78 [e]	238 [f]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	—	10.20	(.51)	80,840	.42 [e]	2.55 [e]	186 [f]
October 31, 2010	10.34	.23	(.05)	.18	(.04)	— [d]	(.04)	— [d]	10.48	1.78	72,970.76		2.17	199 [f]
October 31, 2009†	10.00	.20	.14	.34	— [d]	—	— [d]	— [d]	10.34	3.42*	53,840	.81*[e]	1.87*[e]	44*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 Absolute Return 100 Fund	Absolute Return 100 Fund 49

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11	10/31/09

Class A	0.10%	0.33%	0.29%	0.44%

Class B	0.10	0.33	0.29	0.44

Class C	0.10	0.33	0.29	0.44

Class M	0.10	0.33	0.29	0.44

Class R	0.10	0.33	0.29	0.44

Class R5	0.09	0.10	N/A	N/A

Class R6	0.07	0.08	N/A	N/A

Class Y	0.10	0.33	0.29	0.44

f Portfolio turnover excludes TBA purchase and sale transactions.

g The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

50 Absolute Return 100 Fund

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to earn a positive total return that exceeds the rate of inflation by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets: (b) corporate credit: investment grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit: and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Absolute Return 100 Fund	51

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

52 Absolute Return 100 Fund

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to isolate prepayment risk, to hedge prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Absolute Return 100 Fund	53

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit

54 Absolute Return 100 Fund

default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $291,021 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $248,833.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Absolute Return 100 Fund	55

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

56 Absolute Return 100 Fund

At October 31, 2013, the fund had a capital loss carryover of $8,535,309 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$4,411,810	$2,630,428	$7,042,238	*

1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $30,221 to decrease undistributed net investment income and $30,221 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,294,263
Unrealized depreciation	(992,011)

Net unrealized appreciation	2,302,252
Undistributed ordinary income	3,030,825
Capital loss carryforward	(8,535,309)
Cost for federal income tax purposes	$277,330,808

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective March 1, 2013, the fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

Prior to March 1, 2013, the fund paid Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that varied based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates varied as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Absolute Return 100 Fund	57

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.04%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.428% of the fund’s average net assets before a decrease of $38,186 (0.014% of the fund’s average net assets) based on performance.

Putnam Management had agreed to limit the fund’s total expenses through June 30, 2013, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 0.40% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $266,884 as a result of this limit.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly

58 Absolute Return 100 Fund

sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Previously, the fund reimbursed Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements was determined annually by the Trustees. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract. During the reporting period, the expenses for each class of shares related to investor servicing fees that were paid directly by the fund were as follows:

Class A	$67,290	Class R5	4

Class B	1,139	Class R6	2

Class C	16,694	Class Y	31,335

Class M	1,211	Total	$117,826

Class R	151

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $445 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $187, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Effective March 1, 2013, these fees are being paid by Putnam Management as part of the management contract. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%,

Absolute Return 100 Fund 59

1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$385,810	Class M	7,833

Class B	12,678	Class R	1,557

Class C	341,674	Total	$749,552

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $618 and $66 from the sale of class A and class M shares, respectively, and received $2,202 and $1,030 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $150 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $198,308,381 and $139,077,660, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums
Written options outstanding at the
beginning of the reporting period	$16,988,000	$754,712

Options opened	81,013,100	539,976
Options exercised	(29,292,300)	(781,931)
Options expired	—	—
Options closed	(59,290,200)	(397,476)

Written options outstanding at the
end of the reporting period	$9,418,600	$115,281

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	7,466,753	$76,215,535	5,170,807	$52,126,974

Shares issued in connection with
reinvestment of distributions	88,608	895,826	284,112	2,821,232

	7,555,361	77,111,361	5,454,919	54,948,206

Shares repurchased	(7,566,415)	(77,177,350)	(14,442,066)	(145,301,819)

Net decrease	(11,054)	$(65,989)	(8,987,147)	$(90,353,613)

60 Absolute Return 100 Fund

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	148,493	$1,511,704	79,022	$792,959

Shares issued in connection with
reinvestment of distributions	1,257	12,678	3,627	35,946

	149,750	1,524,382	82,649	828,905

Shares repurchased	(110,670)	(1,125,235)	(123,820)	(1,243,252)

Net increase (decrease)	39,080	$399,147	(41,171)	$(414,347)

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	467,554	$4,731,715	671,183	$6,693,524

Shares issued in connection with
reinvestment of distributions	—	—	31,807	314,576

	467,554	4,731,715	702,990	7,008,100

Shares repurchased	(1,494,550)	(15,107,599)	(2,898,155)	(28,932,186)

Net decrease	(1,026,996)	$(10,375,884)	(2,195,165)	$(21,924,086)

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	31,124	$317,513	34,611	$348,853

Shares issued in connection with
reinvestment of distributions	1,851	18,679	4,841	47,979

	32,975	336,192	39,452	396,832

Shares repurchased	(71,355)	(724,653)	(99,165)	(995,637)

Net decrease	(38,380)	$(388,461)	(59,713)	$(598,805)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	21,053	$212,969	4,724	$47,373

Shares issued in connection with
reinvestment of distributions	209	2,101	390	3,861

	21,262	215,070	5,114	51,234

Shares repurchased	(22,020)	(223,004)	(5,265)	(52,923)

Net decrease	(758)	$(7,934)	(151)	$(1,689)

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	988	$10,000

Shares issued in connection with
reinvestment of distributions	9	86	—	—

	9	86	988	10,000

Shares repurchased	—	—	—	—

Net increase	9	$86	988	$10,000

Absolute Return 100 Fund	61

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	52,535	$539,038	988	$10,000

Shares issued in connection with
reinvestment of distributions	9	89	—	—

	52,544	539,127	988	10,000

Shares repurchased	(4,231)	(43,516)	—	—

Net increase	48,313	$495,611	988	$10,000

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,522,639	$66,835,872	6,099,036	$61,564,066

Shares issued in connection with
reinvestment of distributions	58,224	589,814	91,083	907,189

	6,580,863	67,425,686	6,190,119	62,471,255

Shares repurchased	(5,969,864)	(61,066,422)	(7,101,172)	(71,590,840)

Net increase (decrease)	610,999	$6,359,264	(911,053)	$(9,119,585)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	997	100.0%	$10,290

Class R6	997	2.0	10,290

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$51,210,289	$105,635,528	$134,651,524	$17,726	$22,194,293

Putnam Short Term
Investment Fund*	—	194,913,669	153,640,957	18,015	41,272,712

Totals	$51,210,289	$300,549,197	$288,292,481	$35,741	$63,467,005

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

62 Absolute Return 100 Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased swap option contracts (contract amount)	$15,200,000

Written swap option contracts (contract amount) (Note 3)	$7,800,000

Futures contracts (number of contracts)	40

Forward currency contracts (contract amount)	$240,000

OTC interest rate swap contracts (notional)	$147,800,000

Centrally cleared interest rate swap contracts (notional)	$44,000,000

OTC total return swap contracts (notional)	$6,500,000

OTC credit default swap contracts (notional)	$1,900,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$—	Payables	$226,343

Foreign exchange
contracts	Receivables	81	Payables	5,913

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	168,878*	depreciation	2,462,938*

Total		$168,959		$2,695,194

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$84,022	$84,022

Foreign exchange
contracts	—	—	3,556	—	$3,556

Interest rate contracts	(323,389)	109,148	—	3,040,974	$2,826,733

Total	$(323,389)	$109,148	$3,556	$3,124,996	$2,914,311

Absolute Return 100 Fund 63

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$41,458	$41,458

Foreign exchange
contracts	—	—	(7,549)	—	$(7,549)

Interest rate contracts	(60,680)	(18,843)	—	(1,901,523)	$(1,981,046)

Total	$(60,680)	$(18,843)	$(7,549)	$(1,860,065)	$(1,947,137)

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

64 Absolute Return 100 Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Absolute Return 100 Fund 65

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

66 Absolute Return 100 Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 100 Fund	67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

68 Absolute Return 100 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN104
284332 12/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$81,885	$ —	$5,275	$ —
October 31, 2012	$87,871	$ —	$5,150	$ —

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,275 and $5,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$ —	$ —	$ —

October 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013